Letter To Shareholders                ACM Municipal Securities Income Fund, Inc.
================================================================================

December 9, 1996

Dear Shareholder:

We are pleased to provide you with an update on municipal market activity and the investment results for ACM Municipal Securities Income Fund for the fiscal year ended October 31, 1996. During the period, the Fund continued to provide shareholders with current tax-free income. On a net asset value basis, the Fund achieved total returns of 7.83% for the six month period and 8.74% for the twelve month period ended October 31, 1996.

MARKET OVERVIEW

The municipal bond market outperformed most other sectors of the domestic fixed income markets in 1996, recovering from the negative impact of the "flat tax" campaign issue earlier in the year. The tax-exempt market's successful performance is largely due to very favorable supply and demand technical factors brought about by the continued high pace of early redemptions of outstanding securities by municipal issuers. This shortage of securities is not helped by the relatively low new-issue volume of municipal bonds, which continues to be stable at an annual rate of approximately $150 billion, down dramatically from 1993 volume of nearly $300 billion. At Alliance, we believe that pricing of tax-exempt securities is driven first and foremost by the continuing supply/demand imbalance. Therefore, we attempt to take advantage of the resulting market cycles to maximize total return to our shareholders.

Credit ratings, for the most part, improved in 1996. This improvement is a direct reflection of the more stable economic environment for state and local governments as a result of the recent economic expansion the nation has enjoyed. Orange County emerged from bankruptcy in early July, having paid all principal and interest due on its defaulted note issues. As we mentioned at the end of fiscal year 1995, we believe that the Orange County bankruptcy has resulted in better financial disclosure by state and local government agencies and stricter investment guidelines for their fund managers.

INVESTMENT STRATEGY

The bond market volatility of early 1996, combined with the media attention granted to various flat tax proposals from Republican presidential candidates, provided ACM Municipal Securities Income Fund with ample opportunity to follow its investment philosophy of "buy on weakness, sell on strength." The Fund was repositioned following the March decline in bond prices to take advantage of any rally in the second half of the Fund's fiscal year. The bond market has rallied in recent months, allowing the Fund to realize the gains provided by the March repositioning.

Consistent with our fundamental investment objective of providing high current income exempt from regular federal income tax, we continue to be fully invested in long-term securities. We seek out bonds that offer both high current income and excellent call protection, which generate outstanding total returns from price appreciation. To make room in the Fund for attractive new issues, we sold older bonds with shorter maturity dates and higher early redemption risk. We also sold bonds that had been "pre-refunded" by their issuers, which causes these securities to reach maximum price appreciation potential earlier than normal. Finally, our core strategy of buying bonds that are undervalued, or out of favor, was quite successful in the second half of the fiscal year as demonstrated by our excellent investment results.

MARKET OUTLOOK

Municipal bond investors should expect a more stable market environment over the coming year. Despite higher energy prices and signs of wage pressures in the economy, we believe that inflation will remain in check for the foreseeable future and that interest rates

                                      ACM Municipal Securities Income Fund, Inc.
================================================================================

will continue to be range-bound in a less volatile environment. The "flat tax" debate looks to be dormant, but is certain to arise again before the presidential elections in the year 2000. Nevertheless, municipal bonds continue to offer excellent value as they continue to trade at very cheap prices relative to fully taxable investments. We believe that the greatest risk to investors in the long term will be their ability to find attractively priced investments that offer high after tax returns -- returns that are currently available in the municipal bond market.

We appreciate your investment in ACM Municipal Securities Income Fund and look forward to reporting to you again in the coming period.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

/s/ Susan P. Keenan

Susan P. Keenan
Senior Vice President

Portfolio Of Investments
October 31, 1996               ACM Municipal Securities Income Fund, Inc.
=========================================================================

Standard    Principal
& Poor's     Amount
Rating+      (000)                                         Value
-------------------------------------------------------------------------

     MUNICIPAL BONDS--99.4%

     ARIZONA--1.2%
AAA  Yuma IDR
     MFHR (Alexandrite
     Sands Apt)
     AMT FHA Ser '90
     7.70%, 12/01/29........................   $      2,485  $  2,614,444
                                                             ------------
     CALIIFORNIA--16.7%
AA-  California HFA
     SFMR (Homeownership
     Mtg)
     AMT Ser '91B
     7.55%, 8/01/20.........................            595       612,427
     Ser '94H
     7.50%, 8/01/25.........................         12,345    13,141,129
A+   California Pollution Ctl
     Fin Auth Res Recovery
     Rev., (Waste Mgmt., Inc.)
     AMT Ser '91A
     7.15%, 02/01/11........................          4,600     4,998,084
NR   Los Angeles County
     Comm Fac Calabasas Area
     Ser '92A
     7.70%, 9/01/17.........................          5,750     5,961,370
NR   Orange County Irvine
     Coast (Pelican Hill Proj)
     Ser '92A
     8.25%, 9/02/18.........................          3,970     4,082,827
A-   Placer County
     Western Placer
     Waste Mgmt Auth
     AMT Ser '94
     6.75%, 7/01/14.........................          5,800     6,011,468
AAA  Sacramento
     Inflos Municipal
     Util Dist Elec Rev
     Ser '92A FGIC
     8.8922%, 8/15/18(a)....................          2,500     2,794,675
                                                               ----------
                                                               37,601,980
                                                               ----------
     COLORADO--14.2%
Baa* Arapahoe County
     Public Highway Auth.
     7.00%, 8/31/26.........................         10,330    11,167,143

Standard    Principal
& Poor's     Amount
Rating+      (000)                                         Value
-------------------------------------------------------------------------

BB   Denver City & County
     Arpt Rev (United Airlines)
     AMT Ser '92A
     6.875%, 10/01/32.......................   $     20,300  $ 20,876,520
                                                             ------------
                                                               32,043,663
                                                             ------------
     FLORIDA--2.3%
Aaa* Brevard County HFA
     SFMR (Homeownership
     Mtg)
     AMT GNMA Ser '94
     6.70%, 9/01/27.........................          5,000     5,122,150
                                                              -----------
     ILLINOIS--1.8%
BB+  Chicago Arpt Rev
     (American Airlines)
     AMT Ser '94
     8.20%, 12/01/24........................          3,500     4,109,070
                                                              -----------
     MARYLAND--3.5%
AAA  Baltimore County
     MFHR (Dunfield Proj)
     FHA Ser '92A
     6.90%, 8/01/28.........................          7,500     7,853,400
                                                               ----------
     MASSACHUSETTS--7.5%
A-   Mass Health & Ed Fac
     Auth Hosp Rev (Jordan
     Hospital) Ser B
     6.875%, 10/01/15.......................          1,500     1,567,155
AAA  Mass Health & Ed Fac
     Auth Hosp Rev (Metro
     West Health)
     Ser '92C
     6.50%, 11/15/18........................          2,690     2,997,252
A+   Mass HFA
     SFMR (Residential
     Mtg.) AMT Ser. 40
     6.65%, 12/01/27........................          7,355     7,573,885
Al*  New England Ed Loan
     Mktg Student Loan Rev
     AMT Ser '93H
     6.90%, 11/01/09........................          4,425     4,751,697
                                                               ----------
                                                               16,889,989
                                                               ----------

Portfolio Of
Investments(cont.)             ACM Municipal Securities Income Fund, Inc.
=========================================================================

Standard    Principal
& Poor's     Amount
Rating+      (000)                                         Value
-------------------------------------------------------------------------

     MICHIGAN--1.5%
AAA  Detroit Sewage Disposal
     Rev System
     Ser '93A FGIC
     7.5115%, 7/01/23 (a)...................   $      2,120  $  2,053,453
AAA  Kalamazoo
     Hosp Fin Auth
     (Borgess Med Ctr)
     Ser '94A FGIC
     6.6762%, 6/01/11(a)....................          1,000       947,020
AA+  Michigan Hsg Dev Auth
     SFMR (Homeownership
     Mtg.) AMT Ser '95B
     7.05%, 6/01/26.........................            385       403,080
                                                              -----------
                                                                3,403,553
                                                              -----------
     MINNESOTA--1.0%
BBB  South St. Paul Hosp Rev
     (Healtheast Proj)
     Ser '94
     6.75%, 11/01/09........................          2,130     2,227,533
                                                              -----------
     NEW HAMPSHIRE--2.2%
AAA  Keene Housing Dev Corp
     MFHR (Central Square)
     FHA Ser '90A
     7.50%, 2/01/25.........................          4,400     4,860,988
                                                              -----------
     NEW YORK--18.6%
Aaa* Cohoes IDR
     (Norlite Corp. Project)
     AMT Ser. '92B
     6.75%, 5/01/09.........................          8,500     9,466,110
BBB+ New York City GO
     Ser '95B
     7.25%, 8/15/19.........................         13,770    14,903,547
BBB+ New York City GO
     Ser '93D
     8.0259%, 8/29/14(a)....................          3,750     3,705,225
AA   New York City
     Hsg Dev Corp
     (S. Williamsburg Co-op)
     AMT MFHR Ser '90A
     7.90%, 2/01/23.........................          3,825     4,024,665
AAA  New York HFA
     MFHR (Erie/Monroe Cnty)
     AMT AMBAC Ser '89B
     7.55%, 11/01/29........................          9,315     9,764,169
                                                              -----------
                                                               41,863,716
                                                              -----------

Standard    Principal
& Poor's     Amount
Rating+      (000)                                         Value
-------------------------------------------------------------------------

     OHIO--4.0%
BBB  Hamilton County
     Health Fac (Franciscan
     Sisters / Providence Hosp)
     Ser '92
     6.875%, 7/01/15........................   $        500  $    514,445
Aaa* Kent Ohio MFHR
     (Silver Meadows)
     AMT GNMA Ser '95
     7.15%, 12/20/26........................          1,100     1,167,782
AAA  Ohio HFA
     SFMR (GNMA
     Collateralized)
     AMT Ser '95 A-2
     6.625%, 3/01/26........................          5,000     5,132,800
A    Ohio Water
     Dev Auth
     Solid Waste Rev
     (North Star)
     AMT
     6.45%, 9/01/20.........................          2,100     2,174,193
                                                              -----------
                                                                8,989,220
                                                              -----------
     PENNSYLVANIA--0.7%
A    Pittsburgh Urban Redev
     Auth SFMR
     (Homeownership Mtg)
     AMT Ser '95A
     7.15%, 10/01/27........................            520       546,432
A    New Moran Ind Dev Auth
     Solid Waste(Brown Ferris)
     AMT Ser '94
     6.50%, 4/01/19.........................          1,000     1,037,650
                                                              -----------
                                                                1,584,082
                                                              -----------
     RHODE ISLAND--4.3%
AA+  Rhode Island Hsg & Mtg
     Fin Corp SFMR
     (Homeownership Mtg)
     AMT Ser '92-7A
     6.75%, 10/01/25........................          2,000     2,076,620
     AMT Ser '91-8
     10.3041%, 4/01/24(a)...................          7,000     7,586,250
                                                              -----------
                                                                9,662,870
                                                              -----------

                               ACM Municipal Securities Income Fund, Inc.
=========================================================================

Standard    Principal
& Poor's     Amount
Rating+      (000)                                         Value
-------------------------------------------------------------------------

     SOUTH CAROLINA--1.9%
AAA  Horry County Arpt Rev
     (Myrtle Beach Jet Port)
     AMT FSA Ser '90
     7.30%, 7/01/20.........................   $      4,000  $  4,300,680
                                                             ------------
     SOUTH DAKOTA--4.9%
A*   South Dakota
     Student Loan Fin Corp.
     AMT Ser '96-1E
     6.55%, 8/01/20.........................         11,000    11,077,990
                                                             ------------
     TENNESSEE--1.4%
AAA  Metro Govt Nashville &
     Davidson County
     Water System Rev
     Ser '92 AMBAC
     8.3397%, 1/01/22(a)....................          3,000     3,091,050

     TEXAS--5.4%
BB   Alliance Airport Auth
     (Federal Express)
     AMT Ser '96
     6.375%, 4/01/21........................          4,300     4,308,299
AAA  Amarillo Texas
     Health Facs Corp.
     (High Plains Baptist
     Hospital) FSA Ser '92B
     9.2663%, 1/01/22(a)....................          3,200     3,609,920
BB+  Dallas--Ft. Worth
     Airport (American
     Airlines)
     AMT
     7.25%, 11/01/30                                  3,985     4,242,869
                                                             ------------
                                                               12,161,088
                                                             ------------
Standard    Principal
& Poor's     Amount
Rating+      (000)                                         Value
-------------------------------------------------------------------------

     VIRGINIA--5.8%
A+   Giles County
     (Hoechst-Celanese Corp.)
     AMT Ser '96
     6.45%, 5/01/26.........................   $      3,740  $  3,881,372
BBB+ Peninsula Port Auth
     Health Fac
     (Mary Immaculate
     Proj)
     Ser '94
     7.00%, 8/01/17.........................          2,000     2,103,460
AAA  Suffolk Virginia Redev
     & Hsg MFHR
     (Prince William Commons)
     AMT FNMA Ser '95A
     6.50%, 6/01/29.........................          2,650     2,700,907
AA+  Virginia Hsg Dev Auth
     (Commonwealth Mtg)
     AMT SFMR Ser '94G
     7.125%, 7/01/22........................          4,195     4,352,438
                                                             ------------
                                                               13,038,177
                                                             ------------
     WEST VIRGINIA--0.5%
AAA  West Virginia Parkways
     Eco Dev Parkway Rev
     Ser '93 FGIC
     7.8384%, 5/16/19(a)....................          1,100     1,102,519
                                                             ------------

     TOTAL INVESTMENTS--99.4%
       (cost $217,254,061)                                    223,598,162
     Other assets less liabilities--0.6%                        1,290,127
                                                             ------------
     NET ASSETS--100%                                        $224,888,289
                                                             ============

-------------------------------------------------------------------------
 +   Unaudited.
 *   Moody's Rating.
(a) Inverse Floater Security--Security with variable or floating interest rate that moves in opposite direction of short-term interest rates.
     See notes to financial statements.

Glossary of Terms
AMBAC  American Municipal Bond Assurance
       Corporation
AMT    Alternative Minimum Tax--(subject to)
FGIC   Financial Guaranty Insurance Company
FHA    Federal Housing Administration
FNMA   Federal National Mortgage Association
FSA    Financial Security Assurance, Inc.
GNMA   Government National Mortgage Association
GO     General Obligation
HFA    Housing Finance Authority
IDR    Industrial Development Revenue
MFHR   Multi-Family Housing Revenue
SFMR   Single Family Mortgage Revenue

Statement Of Assets And Liabilities
October 31, 1996                      ACM Municipal Securities Income Fund, Inc.
================================================================================
ASSETS
  Investments in securities, at value (cost $217,254,061.......    $223,598,162
  Interest receivable..........................................       3,706,025
  Deferred organization expense and other assets...............          26,075
                                                                   ------------
  Total assets.................................................     227,330,262
                                                                   ------------

LIABILITIES
  Due to custodian.............................................       1,283,547
  Payable for investment securities purchased..................         947,230
  Advisory fee payable.........................................          93,331
  Administrative fee payable...................................          27,999
  Accrued expenses and other liabilities.......................          89,866
                                                                   ------------
  Total liabilities............................................       2,441,973
                                                                   ------------
NET ASSETS.....................................................    $224,888,289
                                                                   ============
COMPOSITION OF NET ASSETS
  Preferred Stock:
   $.01 par value per share; 1,800 shares Preferred Stock
     authorized, issued and outstanding at
     $50,000 per share liquidation preference..................    $ 90,000,000
  Common Stock:
    $.01 par value per share; 100,000,000 shares authorized,
      10,589,849 shares issued and outstanding.................         105,899
  Additional paid-in capital...................................     145,512,150
  Accumulated net realized loss on investments.................     (17,073,861)
  Net unrealized appreciation of investments...................       6,344,101
                                                                  -------------
                                                                  $ 224,888,289
                                                                  =============

NET ASSET VALUE PER SHARE OF COMMON STOCK--$134,888,289
  ($224,888,289 less Preferred Stock at liquidation value
    of $90,000,000) divided by 10,589,849 shares of Common
    Stock outstanding..........................................          $12.74
                                                                         ======

--------------------------------------------------------------------------------
See notes to financial statements.

Statement Of Operations
Year Ended October 31, 1996           ACM Municipal Securities Income Fund, Inc.
===============================================================================
INVESTMENT INCOME
 Interest.........................................................  $14,585,518
EXPENSES
 Advisory fee......................................  $1,110,134
 Administrative fee................................     333,040
 Auction Agent fee.................................     177,805
 Audit and legal...................................     133,343
 Custodian.........................................     122,451
 Transfer agency...................................      51,143
 Directors' fees...................................      33,620
 Printing..........................................      30,626
 Amortization of organization expenses.............      12,078
 Miscellaneous.....................................      54,223
                                                     ----------
 Total expenses....................................................   2,058,463
                                                                     ----------
 Net investment income.............................................  12,527,055
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on investments..................................   3,335,681
 Net change in unrealized appreciation of investments..............  (1,073,204)
                                                                     ----------
 Net gain on investments...........................................   2,262,477
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................... $14,789,532
                                                                    ===========
STATEMENT OF CHANGES IN NET ASSETS
===============================================================================
                                                        Year Ended October 31,
                                                        1996            1995
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income............................. $ 12,527,055   $ 12,363,154
 Net realized gain (loss) on investments...........    3,335,681    (11,183,658)
 Net change in unrealized appreciation
  (depreciation) of investments....................   (1,073,204)    22,818,057
                                                    ------------   ------------
 Net increase in net assets from operations........   14,789,532     23,997,553

DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income
  Common Stock.....................................   (8,994,324)    (9,468,675)
  Preferred Stock..................................   (3,532,731)    (3,800,338)
 Distributions in excess of net investment income
  Common Stock.....................................     (503,573)           -0-
  Preferred Stock..................................     (202,580)           -0-

CAPITAL STOCK TRANSACTIONS
 Reinvestment of dividends resulting in the issuance
  of Common Stock..................................      843,978        162,102
                                                    ------------   ------------
 Total increase....................................    2,400,302     10,890,642

NET ASSETS
 Beginning of year.................................  222,487,987    211,597,345
                                                    ------------   ------------
 End of year (including undistributed net
  investment income of $296,818 at
  October 31, 1995)................................ $224,888,289   $222,487,987
                                                    ============   ============
--------------------------------------------------------------------------------
See notes to financial statements.

Notes To Financial Statements
October 31, 1996                      ACM Municipal Securities Income Fund, Inc.
================================================================================

NOTE A: Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

The Fund values municipal securities at fair value based on prices provided by a recognized pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values.

If market quotations are not readily available from such pricing service, a municipal security is valued by appraisal at its fair value as determined in good faith by the Fund's Adviser under procedures established by the Fund's Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value unless this method does not represent fair market value.

2. Organization Expenses
Organization expenses of approximately $60,000 have been deferred and are being amortized on a straight-line basis through May, 1998.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date.

6. Reclassification of Components of Net Assets
As of October 31, 1996, the Fund reclassified certain components of net assets. The reclassification resulted in a net decrease in additional paid-in capital of $409,335, and a net increase in distributions in excess of net investment income of $409,335. This reclassification was the result of permanent book-to-tax differences resulting from distributions in excess of net tax-exempt income. This reclassification had no effect on net investment income, net realized gains or net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of the investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") an advisory fee equal to an annualized rate of .50 of 1% of the average weekly net assets of the Fund during the month.

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 1996 there was no reimbursement paid to AFS.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee equal to an annualized rate of .15 of 1% of the average weekly net assets of the Fund during the month. The

                                      ACM Municipal Securities Income Fund, Inc.
================================================================================

Administrator has engaged Prudential Mutual Fund Management, Inc.
(the "Sub-Administrator") to act as Sub-Administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annualized rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions
Purchases and sales of investment securities (excluding short term investments and U.S. Government Securities) aggregated $391,081,799 and $392,199,857 respectively, for the year ended October 31, 1996. At October 31, 1996 the cost of investments for Federal income tax purposes was $217,273,882. Accordingly, gross unrealized appreciation was $6,392,086 and gross unrealized depreciation was $67,806 resulting in net unrealized appreciation of $6,324,280.

--------------------------------------------------------------------------------

NOTE D: Taxes
For Federal income tax purposes at October 31, 1996, the Fund had a capital loss carry forward of $17,054,040; of which $5,956,269 expires in 2002 and $11,097,771 expires in 2003.

--------------------------------------------------------------------------------

NOTE E: Capital Stock
Common Stock
There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 10,589,849 shares outstanding at October 31, 1996, the Adviser owned 7,200 shares. During the years ended October 31, 1996 and 1995, the Fund issued 30,590 and 15,167 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock
The Fund has issued and outstanding 1,800 shares of Preferred Stock, consisting of 600 shares each of Series A, Series B and Series C, with a liquidation value of $50,000 per share.

The dividend rate on Series A is 3.45% and is effective through November 6, 1996. The dividend rate on Series B is 3.41% and is effective through November 4, 1996. The dividend rate on Series C is 3.40% and is effective through November 6, 1996.

Financial Highlights                  ACM Municipal Securities Income Fund, Inc.
================================================================================


Selected Data For a Share of Common Stock Outstanding Throughout Each Period.
                                                                                                        April 23, 1993(a)
                                                                                                               to
                                                                       1996     1995               1994   October 31, 1993
                                                                       ----     ----               ----   ----------------
Net asset value, beginning of period.............................. $  12.59   $  11.57           $  14.66     $13.98(b)
                                                                   --------   --------           --------     --------
Income From Investment Operations
Net investment income.............................................     1.18       1.17               1.21        .50
Net realized and unrealized gain (loss) on
 investments......................................................      .22      1. 11              (2.96)       .74
                                                                   --------   --------           --------     --------
Net increase (decrease) in net asset value
     from operations..............................................     1.40       2.28              (1.75)      1.24
                                                                   --------   --------           --------     --------
Less: Dividends And Distributions
---------------------------------
Dividends from net investment income:
     Paid to Common Stock Shareholders............................     (.85)      (.90)              (.90)      (.30)
     Common Stock equivalent of dividends
     paid to Preferred Stock Shareholders.........................     (.33)      (.36)              (.31)      (.08)
Distributions in excess of net investment
 income:
     Paid to Common Stock Shareholders............................     (.05)        -0-               -0-        -0-
     Common Stock equivalent of distributions
     paid to Preferred Stock Shareholders.........................     (.02)        -0-               -0-        -0-
                                                                   --------   --------           --------     --------
Distributions from realized capital gains:
     Paid to Common Stock Shareholders............................      -0-         -0-              (.11)       -0-
     Common Stock equivalent of distributions
     paid to Preferred Stock Shareholders.........................      -0-         -0-              (.02)       -0-
                                                                   --------   --------           --------     --------
Total dividends and distributions.................................    (1.25)     (1.26)             (1.34)      (.38)
                                                                   --------   --------           --------     --------
Preferred Stock offering costs and
 underwriting discounts...........................................      -0-         -0-               -0-       (.18)
                                                                   --------   --------           --------     --------
Net asset value, end of period.................................... $  12.74   $  12.59           $  11.57   $  14.66
                                                                   --------   --------           --------     --------
Market value, end of period....................................... $  12.38   $  12.00           $  10.25   $  14.25
                                                                   ========   ========           ========     ========
Total Investment Return
-----------------------
Total investment return based on: (c)
     Market value.................................................    10.82%     26.65%           (21.99)%      3.42%
     Net asset value..............................................     8.74%     17.71%           (14.41)%      6.39%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)......................... $224,888   $222,488           $211,597   $244,069
Ratio of expenses to average net assets (d)     ..................      .93%       .84%               .77%       .81%(e)
Ratio of net investment income to average net
 assets (d).......................................................     5.64%      5.77%              5.58%      4.95%(e)
Portfolio turnover rate...........................................      178%       222%               116%        79%

--------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Net of offering costs of $.09.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(d) The expense ratio and net investment income ratio do not reflect the effect of dividend and distribution payments to Preferred Stock shareholders.
(e)  Annualized.

Report Of Ernst & Young LLP
Independent Auditors                 ACM Municipal Securities Income Fund, Inc.
===============================================================================

To the Shareholders and Board of Directors
ACM Municipal Securities Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Municipal Securities Income Fund, Inc., including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Municipal Securities Income Fund, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


New York, New York
December 3, 1996

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)

In accordance with Federal requirements, the Fund designates substantially all the dividends paid from investment income--net during the fiscal year ended October 31, 1996 as "exempt-interest dividends."

As required by Federal regulations, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gains distributions paid (if any) for the 1996 calendar year, early in 1997.

Additional Information               ACM Municipal Securities Income Fund, Inc.
================================================================================

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

  (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

  (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and

                                     ACM Municipal Securities Income Fund, Inc.
================================================================================

Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Susan P. Keenan, a Senior Vice President of the Fund.

--------------------------------------------------------------------------------

Supplemental Proxy Information

The Annual Meeting of Shareholders of The ACM Municipal Securities Income Fund, Inc. was held on May 24, 1996. The description of each proposal and number of shares voted at the meeting are as follows:

                                      Shares
                                     Voted For
--------------------------------------------------------------------------------
1. To elect directors           Class Two Directors
                                 (term expires in 1999)
                                David H. Dievler                  8,391,856
                                James M. Hester                   8,391,856
                                Hon. James D. Hodgson             8,391,856

                                      Shares                     Shares Voted
                                     Voted For                      Against
--------------------------------------------------------------------------------
2. To ratify the selection
   of Ernst & Young LLP
   as the Fund's independent
   auditors for the Fund's
   fiscal year ending
   October 31, 1996:                  8,422,000                     31,365

                                      ACM Municipal Securities Income Fund, Inc.
================================================================================

BOARD OF DIRECTORS
John D. Carifa, Chairman and President
Ruth Block
David H. Dievler
James R. Greene
Dr. James M. Hester
Hon. James D. Hodgson
Clifford L. Michel
Donald J. Robinson
Robert C. White

OFFICERS
Kathleen A. Corbet, Senior Vice President
Susan P. Keenan, Senior Vice President
Wayne D. Lyski, Senior Vice President
David U. Dowden, Vice President
Terrance Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergen, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller

ADMINISTRATOR
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

SUB-ADMINISTRATOR
Prudential Mutual Fund Management, LLC
Gateway Center Three
Newark, NJ 07102-4077

COMMON STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

CUSTODIAN
The Bank of New York
48 Wall Street
New York, NY 10286

PREFERRED STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Municipal Securities Income Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

[THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Municipal Securities Income Fund, Inc.
Summary of General Information

The Fund
ACM Municipal Securities Income Fund, Inc. is a closed-end management investment company designed to obtain the highest level of current tax exempt income, consistent with what the Fund's investment adviser considers to be prudent investment risk, that is available from a portfolio of high-quality municipal debt securities.

Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, Sunday in The New York Times and Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." Additional information about the Fund is available by calling 1-800-247-4154.

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares. For a copy of the Plan Brochure, please write to the Plan Agent, State Street Bank & Trust Company P.O. Box 8200, Boston, MA 02266-8200 or call 1-800-426-5523.

ACM Municipal Securities Income Fund, Inc.
1345 Avenue of the Americas
New York, New York 10105

AllianceCapital[Logo]
Investing without the Mystery.(SM)
(R)These registered service marks used under license from the owner, Alliance Capital Management, L.P.

MSIAR

ACM
-----------
Municipal
-----------
Securities
-----------
Income Fund

Annual Report
October 31, 1996


Alliance[Logo]
Investing without the Mystery.(SM)